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                                                                        12/22/95

                                                                   EXHIBIT 10.34

                                               MORTON  H. MEYERSON
                                                RESTRICTED STOCK


                           RESTRICTED STOCK AGREEMENT





THIS AGREEMENT, dated as of December 22, 1995, is by and between Perot Systems Corporation ("Perot Systems"), a Delaware corporation and Morton H. Meyerson ("Participant").

                                  WITNESSETH:

WHEREAS, Perot Systems has adopted the Perot Systems Corporation Restricted Stock Plan (the "Plan") to enable employees of Perot Systems and its subsidiaries to acquire shares of Common Stock, $0.01 par value, of Perot Systems ("Common Stock") in accordance with the provisions of the Plan; and

WHEREAS, the Restricted Stock Committee of Perot Systems (the "Committee") has selected Participant to participate in the Plan and granted Participant the right to purchase shares of Common Stock in accordance with the terms and conditions of this Agreement;

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and other terms and conditions set forth in this Agreement, Perot Systems and Participant agree as follows:

1. Purchase and Sale. Subject to the terms, conditions, and restrictions set forth in this Agreement, Perot Systems hereby sells to Participant, and Participant hereby purchases from Perot Systems, for a purchase price of $1.75 per share payable contemporaneously with the execution hereof, 200,000 shares of Common Stock (such shares, together with any successor security, property or cash issued or distributed by Perot Systems or any successor entity, whether by way of merger, consolidation, share exchange, reorganization, liquidation, recapitalization, dividend or otherwise on such shares, the "Restricted Stock").

2.       Stock Repurchase.

                 (a) Subject to Section 2(e) below, if (A) Participant voluntarily resigns from his position as a Director of Perot Systems and if Participant and Perot Systems do not reach a mutually agreeable arrangement for Participant to remain with Perot Systems or (B) the SBC Event has not occurred by September 1, 1996 (the first such event to occur the "Repurchase Event"), Perot Systems shall have the right to repurchase from the Buyer the Unvested Stock (as defined below) for the Repurchase Amount (as defined below) (the "Repurchase").

                 (b) Upon the occurrence of the Repurchase Event, Perot Systems shall have 30 days to give written notice (the "Repurchase Notice") to the Buyer of Perot Systems' decision to cause the Repurchase. The Repurchase Notice shall state the number of the Unvested Stock (as defined below). Subject to Section 2(c) below, the Buyer shall then have 30 days to deliver to Perot Systems stock certificates representing the number of




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         shares of the Unvested Stock in exchange for the payment by Perot
         Systems to the Buyer of the Repurchase Amount, with payment to be made by check or wire transfer of same-day funds.

                 (d) For purposes of this Section 2, the following terms shall be defined as set forth below:

                                  (i)      "SBC Event" means the occurrence of
                 both (1) the execution by Perot Systems Corporation or its subsidiary and Swiss Bank Corporation or its subsidiary of the SBC Warburg EPI Agreement in substantially the form as provided in the December 21, 1995 draft, with such changes thereto as the officer executing the same for Perot Systems may deem appropriate, such appropriateness to be conclusively evidenced by such officer's signature thereto, and (2) to the extent that such SBC Warburg EPI Agreement contains a provision specifically permitting Swiss Bank Corporation to unwind such agreement before September 1, 1996 if approval of the Board of Governors of the Federal Reserve System is not obtained, then the expiration of such period as provided in the agreement without such an unwind, or earlier if such consent is obtained.


                                  (ii)     "Repurchase Amount" means the
                 product of (i) number of the Unvested Stock and (ii) the sum of $1.75 and interest on such $1.75 at an interest rate of 8% per annum, compounded annually, and computed from the date of this Agreement to the date of the Repurchase.

                                  (iii)    "Unvested Stock" means a number of
                 shares of Perot Systems' common stock equal to the product of
                 (a) 200,000 minus the number of shares of Restricted Stock purchased hereunder that Participant transfers to affiliates (who may be affiliated by marriage) of employees or consultants of Perot Systems or its subsidiaries after the SBC Event and (b) 1 minus the quotient of the number of full months that Participant remains as a Director of Perot Systems commencing on the Effective Date, divided by sixty months, provided that the number of the Unvested Stock shall never be less than zero (0).

                                  (iv)     "Vested Stock" means the Restricted
                 Stock minus the Unvested Stock.

                 (e) Notwithstanding anything in this Section 2 to the contrary, Participant shall not have voluntarily resigned from Perot Systems if his decision to resign from Perot Systems (or his inability to continue to serve Perot Systems in such capacity) is caused by one or more of the following events:

                                  (i)      the death or disability of
                 Participant or the termination of Participant by Perot Systems from his position as a Director (and disability shall occur upon the mental or physical disability of Participant that will permanently prevent Participant from performing his duties for Perot Systems);


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                                  (ii)     a request to provide full-time
                 services to the U.S. government or an agency thereof or one working for such government or agency and after consulting with Participant, Perot Systems' Board of Directors agrees to permit Participant to leave his position a Director of Perot Systems;

                                  (iii)    Participant is constructively
                 terminated from his position, such as being assigned tasks to perform work not suitable for a Director;

                                  (iv)     Perot Systems requests Participant
                 to relocate from the City of Dallas;

                                  (v)      Perot Systems demands excessive
                 travel from Participant;

                                  (vi)     Perot Systems, its Board of
                 Directors, or one of Perot Systems' officers requests Participant to engage in any conduct that is not moral or ethical or in violation of law; or

                                  (vii) the Board of Directors of Perot Systems
                 makes a major change in corporate policy or has decided that Perot Systems should engage in a significant corporate development or transaction and Participant has voted against such decision or Participant is not present at the meeting where the decision is made; provided that (a) Participant has delivered written notice to each of the members of the Board of Directors within 5 days of the date of the Board decision (or if Participant is not present at the meeting when the decision is made, within 5 days of notice from the Board to him of its decision), requesting the Board to reverse its decision and informing the Board that he intends to resign because of such decision and (b) the Board has not reversed its decision and so informed Participant within 30 days of the receipt of the notice given by Participant. This provision will not apply to the refusal by the Board of Directors to approve a policy, development or transaction recommended by Participant.

3. Compliance with Securities Laws. Participant hereby represents and warrants that Participant has acquired the Restricted Stock for Participant's own account and not with a view to any resale or distribution thereof. Participant agrees that neither he nor any subsequent holder of the Restricted Stock will sell or otherwise transfer any shares of Restricted Stock in any way that may result in a violation of any federal or state securities laws or regulations. Participant further acknowledges and agrees that Perot Systems may require any subsequent purchaser or other transferee of shares of Restricted Stock that cannot be publicly traded to provide Perot Systems, prior to such sale or other transfer, with such representations, commitments and opinions regarding compliance with applicable securities laws and regulations as Perot Systems may deem necessary or advisable.

4. Stock Certificate. If requested by Participant, Perot Systems will issue and deliver to Participant certificates representing any shares of Vested Stock held by Participant. Perot


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         Systems may require that any certificates or other property representing shares of Unvested Stock remain in the possession of Perot Systems or an escrow agent designated by the Committee. Each certificate representing Vested Stock or Unvested Stock shall bear such legends as the Committee may determine to be necessary or appropriate. Whether or not certificates representing such shares have been issued or delivered, Participant shall have all the rights of a shareholder of Restricted Stock, including voting, dividend and distribution rights, with respect to all shares of Restricted Stock, both Vested Stock and Unvested Stock, held by Participant, but any and all stock and/or cash dividends (other than normal periodic cash dividends), distributions in property, or other distributions made on or in respect of the Restricted Stock, whether resulting from a subdivision, combination or reclassification of the Restricted Stock of any issuer thereof or received in exchange for Restricted Stock or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any such issuer may be a party or otherwise, and any and all cash and other property received in exchange for the Restricted Stock or received in payment of the principal of or in redemption of the Restricted Stock (either at maturity, upon call for redemption or otherwise), shall remain in the possession of Perot Systems for Unvested Stock.

5. Income Tax Withholding. Participant acknowledges and agrees that Participant shall, upon request by Perot Systems from time to time, reimburse Perot Systems for, or Perot Systems may withhold from sums otherwise payable to Participant, any amounts Perot Systems is required to remit to applicable taxing authorities as income tax withholding with respect to the Restricted Stock. If Participant fails to reimburse Perot Systems for any such amount when requested, Perot Systems shall have the right to recover that amount by selling sufficient shares of Participant's Unvested Stock.

6. Compliance with Plan. Participant acknowledges that this Agreement is entered into, and the Restricted Stock is issued, pursuant to the Plan and agrees to comply with the provisions of the Plan, as it may be amended from time to time, to the extent that such provisions are not inconsistent with the provisions of this Agreement.

7. Notices. Any notice to Perot Systems or Company that is required or permitted by this Agreement shall be addressed to the attention of the Secretary of Perot Systems at its principal office. Any notice to Participant that is required or permitted by this Agreement shall be addressed to Participant at the most recent address for Participant reflected in the appropriate records of Perot Systems. Either party may at any time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective. Whenever this Agreement requires or permits any notice from one party to another, the notice must be in writing to be effective and, if mailed, shall be deemed to have been given on the third business day after the same is enclosed in an envelope, addressed to the party to be notified at the appropriate address, properly stamped, sealed and deposited in the United States mail, and, if mailed to Perot Systems, by certified mail, return receipt requested.




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8.       Remedies. Perot Systems shall be entitled, in addition to any other remedies it may have at law or in equity, to temporary and permanent injunctive and other equitable relief to enforce the provisions of this Agreement. Any action to enforce the provisions of, or otherwise relating to, this Agreement may be brought in the appropriate courts in Dallas, Dallas County, Texas.

9. Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors, and assigns. However, Participant shall not, and shall not have the power to, assign this Agreement or any rights relating to this Agreement without the prior written consent of Perot Systems. By signing this Agreement, Participant consents to the personal jurisdiction of such courts in any such action.

10. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements in addition to any other relief to which that party may be entitled.

11. Severability. If any provision of this Agreement is held invalid or unenforceable for any reason, the validity and enforceability of all other provisions of this Agreement shall not be affected thereby.

12. Headings. The section headings used herein are for reference and convenience only and shall not enter into the interpretation hereof.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the choice of law rules in such law.

14. Entire Agreement. This Agreement, together with the Plan and any procedures adopted by the Committee thereunder, constitutes the entire agreement between the parties hereto with respect to its subject matter and may be waived or modified only in writing.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Participant and a duly-authorized representative of Perot Systems have executed this Agreement as of the date first above written.

PARTICIPANT                             PEROT SYSTEMS CORPORATION



/s/ MORTON H. MEYERSON                  By: /s/ PETER A. ALTABEF
----------------------------               -------------------------------------
      Morton H. Meyerson                        Peter A. Altabef
                                           TITLE: Vice President and
                                                  General Counsel


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                               CONSENT OF SPOUSE

As the spouse of Participant, I consent to be bound by this Restricted Stock Agreement and agree that this consent shall be binding on my interest under this Agreement and on my heirs, legatees and assigns.

                                          /s/  MARLENE MEYERSON
                                         ---------------------------------------
                                                        SIGNATURE

                                                      MARLENE MEYERSON
                                         ---------------------------------------
                                                        PRINTED NAME


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                                  ATTACHMENT A

                 NOTICE OF EXERCISE OF RIGHT TO PURCHASE SHARES
                              OF RESTRICTED STOCK

                             MORTON H. MEYERSON



I hereby notify Perot Systems Corporation that I am exercising my right under the Restricted Stock Agreement between me and Perot Systems dated as of December 22, 1995, and purchasing 200,000 shares of Common Stock of the Corporation at $1.75 per share, of $350,000 in total, which I herewith tender in cash, by check or an executed note payable to Perot Systems Corporation.

In connection with this purchase, I hereby represent to Perot Systems Corporation that I am purchasing these shares for investment and not with a view to any resale or distribution thereof.


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                                         Signed

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                                         Dated


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